Prospectus Supplement -- Jan. 31, 2005*

AXP(R) Selective Fund (July 30, 2004)                           S-6376-99 Y

The following language replaces the first paragraph under the section "Principal Investment Strategies":

The Fund's assets are primarily invested in debt obligations. Although the Fund is not an index fund, under normal market conditions, it will invest primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

The rest of the section remains unchanged.





S-6376-2 A (1/05)

Valid until next update
*Destroy July 29, 2005